Exhibit 99.2

Bank of Florida Corporation
Summary of Consolidated Financial Data
(Dollars in thousands, except per share data)

	For the Three Months Ended								For the Six months Ended
	Jun 30,	Mar 31,	Increase/ (decrease)		Jun 30,	Increase/ (decrease)		Jun 30,	Jun 30,	Increase/ (decrease)
	2008	2008	$	%	2007	$	%	2008	2007	$	%

Total interest income	$20,994	$20,925	$69	0.3%	$21,251	($257)	-1.2%	$41,918	$37,982	$3,936	10.4%
Total interest expense	9,647	10,190	(543)	-5.3%	10,118	(471)	-4.7%	19,839	17,718	2,121	12.0%
Net interest income before provision	11,347	10,735	612	5.7%	11,133	214	1.9%	22,079	20,264	1,815	9.0%
Provision for loan losses	1,585	687	898	130.7%	624	961	154.0%	2,273	1,200	1,073	89.4%
Net interest income after provision	9,762	10,048	(286)	-2.8%	10,509	(747)	-7.1%	19,806	19,064	742	3.9%
Non interest income	1,049	1,296	(247)	-19.1%	1,300	(251)	-19.3%	2,344	2,561	(217)	-8.5%
Gain on sale of investments	0	0	0	N/A	0	0	N/A	0	0	0	N/A
Noninterest expense	10,770	10,952	(182)	-1.7%	9,745	1,025	10.5%	21,717	18,099	3,618	20.0%
Income before taxes	41	392	(351)	-89.5%	2,064	(2,023)	-98.0%	433	3,526	(3,093)	-87.7%
Provision for income taxes	37	159	(122)	-76.7%	824	(787)	-95.5%	196	1,421	(1,225)	N/A
Net income (loss)	4	233	(229)	-98.3%	1,240	(1,236)	-99.7%	237	2,105	(1,868)	-88.7%

Basic earnings (loss) per common share	$ -	$ 0.02	$ (0.02)	-100.0%	$ 0.10	$ (0.10)	-100.0%	$ 0.02	$ 0.20	$ (0.18)	-90.0%
Diluted earnings (loss) per common share	$ -	$ 0.02	(0.02)	-100.0%	$0.10	(0.10)	-100.0%	$ 0.02	$0.19	(0.17)	-89.5%

Weighted average common shares - Basic	12,779,020	12,779,020	0	0.0%	11,894,845	884,175	7.4%	12,779,020	10,748,279	2,030,741	18.9%
Weighted average common shares - Diluted	12,779,020	12,779,376	(356)	0.0%	12,060,332	718,688	6.0%	12,779,020	10,932,548	1,846,472	16.9%

Return on average assets	0.00%	0.07%	-0.07%	-100.0%	0.42%	-0.42%	100.0%	0.03%	0.40%	-0.37%	92.5%
Return on average common equity	0.01%	0.46%	-0.45%	-97.8%	2.75%	-2.74%	99.6%	0.24%	2.65%	-2.41%	90.9%

Top-line revenue	$12,396	$12,031	$365	3.0%	$12,433	($37)	-0.3%	$24,423	$22,825	$1,598	7.0%
Net interest margin	3.58%	3.62%	-0.04%	-1.1%	4.10%	-0.52%	-12.7%	3.60%	4.17%	-0.57%	-13.7%
Pretax income before tax & prov for loan losses	$ 1,626	$ 1,079	$547	50.7%	$ 2,688	$ (1,062)	-39.5%	$ 2,706	$ 4,726	$ (2,020)	-42.7%
Efficiency ratio	86.88%	91.03%	-4.15%	-4.6%	78.38%	8.50%	10.8%	88.92%	79.29%	9.63%	12.1%

Average equity to average assets	14.12%	15.14%	-1.02%	-6.7%	15.26%	-1.14%	-7.5%	14.61%	15.12%	-0.51%	-3.4%
Average loans held for investment to average deposits	116.29%	120.89%	-4.60%	-3.8%	114.74%	1.55%	1.4%	118.53%	113.36%	5.17%	4.6%
Net charge-offs to average loans	0.40%	0.74%	-0.34%	N/A	0.00%	0.40%	N/A	0.57%	0.04%	0.53%	1325.0%

	Jun 30,	Mar 31,	Increase/ (decrease)		June 30,	Increase/ (decrease)
	2008	2008	$	%	2007	$	%
Total assets	$ 1,414,689	$1,404,034	$10,655	0.8%	1,280,983	$133,706	10.4%
Cash & cash equivalents	17,252	37,530	(20,278)	-54.0%	34,094	(16,842)	-49.4%
Earning assets	1,294,991	1,284,195	10,796	0.8%	1,164,703	130,288	11.2%
Investment securities	92,542	81,075	11,467	14.1%	42,290	50,252	118.8%
Loans	1,191,733	1,174,472	17,261	1.5%	1,106,375	85,358	7.7%
Allowance for loan losses	13,232	12,811	421	3.3%	11,804	1,428	12.1%
Intangible Assets	65,091	65,220	(129)	-0.2%	63,146	1,945	3.1%
Deposit accounts	1,012,408	1,003,042	9,366	0.9%	970,296	42,112	4.3%
Borrowings	201,282	198,286	2,996	1.5%	110,798	90,484	81.7%
Stockholders' equity	197,492	200,539	(3,047)	-1.5%	196,031	1,461	0.7%
Total common shares outstanding	12,779,020	12,779,020	0	0.0%	12,726,131	52,889	0.4%
Book value per common share	$ 15.45	$ 15.69	$ (0.24)	-1.5%	$15.40	$ 0.05	0.3%
Tangible book value per common share	$ 10.36	$ 10.59	$ (0.23)	-2.2%	$10.44	$ (0.08)	-0.8%

Loan loss allowance to total loans	1.11%	1.09%	0.02%	1.8%	1.07%	0.04%	3.7%
Loan loss allowance to nonperforming loans	54.56%	68.76%	-14.20%	-20.65%	237.58%	-183.02%	-77.0%
Nonperforming loans to total loans	2.03%	1.59%	0.44%	27.7%	0.45%	1.58%	351.1%
Nonperforming assets to total assets	1.75%	1.33%	0.42%	31.58%	0.39%	1.36%	348.7%

Leverage (tier 1 to average total assets)	9.68%	10.31%	-0.63%	-6.1%	11.59%	-1.91%	-16.5%
Assets under advice--Bank of Florida Trust Company	$ 475,890	$ 479,610	(3,720)	-0.8%	$514,192	(38,302)	-7.4%

Past Due 30-89 days and still accruing	13,907,857	20,398,181	(6,490,324)	-31.8%	754,883	13,152,974		13,907,857	754,883
Past due 90+ and nonaccrual	24,250,277	18,631,915	5,618,362	30.2%	4,968,622	19,281,655		24,250,277	4,968,622
Total Past-due loans	38,158,134	39,030,096	(871,962)	-2.2%	5,723,505	32,434,629		38,158,134	5,723,505

Allowance to Nonperforming Assets	53.59%	68.40%			237.58%				237.58%

Avg earning assets/Avg assets	90.22%	90.09%			92.07%
Avg Int Bearing deposits/Avg Assets	63.90%	64.52%			74.89%

Ratios to total loans outstanding
Past Due 30-89 days and still accruing	1.17%	0.24%	0.64%	0.07%	0.22%	0.16%	0.10%
Past due 90+ and nonaccrual	2.03%	1.24%	0.49%	0.45%	0.09%	0.10%	0.00%
Total Past-due loans	3.20%	1.48%	1.14%	0.52%	0.30%	0.27%	0.10%

OREO	439,239	97,969	341,270	348%	0	0	N/A
OREO/Total Assets	0.03%	0.01%	0.02%			0.00%	N/A

Net, Charge offs	1,187,063	2,097,229	(910,166)	-43%	(4,038)	1,191,101	-29497%
Loan loss provision/net charge-offs	134%	33%	101%		-15453%
Loan loss provision/average loans	0.54%	0.24%		0.30%	0.25%		0.30%

FMV Intangible	65,090,818	65,219,660	(128,842)	0%	63,146,394	1,944,424	3%

	Jun 30,	Mar 31,	Dec 31,	Sept 30,	June 30,	March 31,	Dec. 30,	Sept 30,	June 30,	March 31,
	2008	2008	2007	2007	2007	2007	2006	2006	2006	2006

Total interest income	$20,994	$20,925	$22,445	$23,727	$21,251	$16,731	$16,227	$14,299	$11,858	$9,945
Total interest expense	9,647	10,190	11,441	11,773	10,118	7,599	7,005	5,967	4,522	3,727
Net interest income before provision	11,347	10,735	11,004	11,954	11,133	9,132	9,222	8,332	7,336	6,218
Provision for loan losses	1,585	687	2,717	336	624	576	734	840	656	606
Net interest income after provision	9,762	10,048	8,287	11,618	10,509	8,556	8,488	7,492	6,680	5,612
Non interest income	1,049	1,296	1,765	1,263	1,300	1,260	1,074	1,062	1,006	1,099
Gain on sale of investments	0	0	0	0	0	0	0	0	0	0
Noninterest expense	10,770	10,952	11,662	10,220	9,745	8,354	8,361	7,418	6,764	6,041
Net income before taxes	41	392	(1,610)	2,661	2,064	1,462	1,201	1,136	922	670
Provision for income taxes	37	159	(640)	1,054	824	597	524	447	370	270
Net income (loss)	4	233	(970)	1,607	1,240	865	677	689	552	400

Basic earnings (loss) per common share	$-	$0.02	$(0.08)	$0.13	$0.10	$0.09	$0.07	$0.08	$0.07	$0.07
Diluted earnings (loss) per common share	$0.00	$0.02	($0.08)	$0.12	$0.10	$0.09	$0.07	$0.07	$0.07	$0.06

Weighted average common shares - Basic	12,779,020	12,779,020	12,779,020	12,765,269	11,894,845	9,588,972	9,569,452	9,149,185	7,390,499	5,943,933
Weighted average common shares - Diluted	12,779,020	12,779,376	12,845,424	12,874,038	12,060,332	9,794,468	9,804,949	9,397,872	7,648,394	6,213,178

Return on average assets	0.00%	0.07%	-0.30%	0.49%	0.42%	0.38%	0.31%	0.35%	0.32%	0.26%
Return on average common equity	0.01%	0.46%	-1.94%	3.27%	2.75%	2.53%	2.01%	2.20%	2.48%	2.77%

Top-line revenue	$12,396	$12,031	$12,769	$13,217	$12,433	$10,392	$10,296	$9,394	$8,342	$7,317
Net interest margin	3.58%	3.62%	3.69%	3.96%	4.10%	4.25%	4.44%	4.46%	4.60%	4.43%
Efficiency ratio	86.88%	91.03%	91.33%	77.32%	78.38%	80.39%	81.21%	78.97%	81.08%	82.56%

Average equity to average assets	14.12%	15.14%	15.24%	14.86%	15.26%	14.93%	15.53%	16.05%	12.96%	9.53%
Average loans held for investment to average deposits	116.29%	120.89%	118.02%	120.19%	114.74%	115.63%	112.83%	108.00%	100.35%	97.65%
Net charge-offs to average loans	0.40%	0.74%	0.01%	0.06%	0.00%	0.10%	0.00%	0.00%	0.03%	0.12%

	Jun 30,	Mar 31,	Dec 31,	Sept 30,	June 30,	March 31,	Dec 31,	Sept 30,	June 30,	March 31,
	2008	2008	2007	2007	2007	2007	2006	2006	2006	2006

Total assets	1,414,689	1,404,034	1,310,488	1,323,415	1,280,983	938,739	883,102	850,096	756,267	620,136
Cash & cash equivalents	17,252	37,530	17,388	17,675	34,094	36,576	27,744	48,457	91,040	36,320
Earning assets	1,294,991	1,284,195	1,192,104	1,202,796	1,164,703	899,205	838,626	789,695	728,062	588,641
Investment securities	92,542	81,075	38,008	40,815	42,290	39,490	41,724	41,995	42,316	18,319
Loans held for investment	1,191,733	1,174,472	1,144,762	1,152,263	1,106,375	831,195	783,610	728,610	606,564	550,114
Allowance for loan losses	13,232	12,811	14,431	11,754	11,804	8,203	7,833	7,094	5,666	5,055
Intangible Assets	65,091	65,220	65,597	64,451	63,146	13,808	13,831	13,225	912	918
Deposit accounts	1,012,408	1,003,042	937,116	985,149	970,296	718,584	691,180	660,443	593,561	535,192
Other Borrowings	201,282	198,286	171,090	135,294	110,798	80,500	53,500	50,500	42,000	24,000
Stockholders' equity	197,492	200,539	198,931	198,763	196,031	137,028	135,505	134,463	118,444	59,485
Total common shares outstanding	12,779,020	12,779,020	12,779,020	12,779,020	12,726,131	9,610,069	9,575,153	9,563,703	8,871,444	5,944,533
Book value per common share	$15.45	$15.69	$15.57	$15.55	$15.40	$14.26	$14.15	$14.06	$13.35	$10.01
Tangible book value per common share	$10.36	$10.59	$10.43	$10.51	$10.44	$12.82	$12.71	$12.68	$13.25	$9.85

Loan loss allowance to total loans	1.11%	1.09%	1.26%	1.02%	1.07%	0.99%	1.00%	0.97%	0.93%	0.92%
Loan loss allowance to nonperforming loans	54.56%	68.76%	101.69%	206.32%	237.58%	418.28%	1160.26%	954.12%	0.00%	11121.59%
Nonperforming loans to total loans	2.03%	1.59%	1.24%	0.49%	0.45%	0.24%	0.09%	0.10%	0.00%	0.01%
Nonperforming assets to total assets	1.72%	1.33%	1.08%	0.43%	0.39%	0.21%	0.08%	0.09%	0.00%	0.01%

Leverage (tier 1 to average total assets)	9.68%	10.31%	10.24%	10.42%	11.59%	13.38%	13.95%	15.58%	17.01%	9.46%
Assets under advice--Bank of Florida Trust Company	$475,890	$479,610	$499,350	$502,383	$514,192	$510,980	$415,318	$381,371	$384,154	$409,092

Past Due still accruing	13,907,857	20,398,181	2,704,513	7,401,379	754,883	796,039	1,711,652	1,191,989	623,401	942,422
Pats due 90+ and nonaccrual	24,250,277	18,631,915	14,191,492	5,696,883	4,968,622	1,961,081	675,103	743,488	0	45,449
Total Past-due loans	38,158,134	39,030,096	16,896,005	13,098,262	5,723,505	2,757,120	2,386,755	1,935,477	623,401	987,871

Ratios to total loans outstanding
Past Due 30-89 days and still accruing	1.17%	1.74%	0.24%	0.64%	0.07%	0.10%	0.22%	0.16%	0.10%	0.17%
Past due 90+ and nonaccrual	2.03%	1.59%	1.24%	0.49%	0.45%	0.24%	0.09%	0.10%	0.00%	0.01%
Total Past-due loans	3.20%	3.32%	1.48%	1.14%	0.52%	0.33%	0.30%	0.27%	0.10%	0.18%

OREO	439,239	97,969	1,350,000	1,500,000	0	0	0	0	0	0
OREO/Total Assets	0.03%	0.01%	0.10%	0.11%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Net, Charge offs	1,187,063	2,097,229	40,322	158,537	(4,038)	206,053	(5,520)	(1,280)	44,169	154,406
Loan loss provision/net charge-offs	134%	33%	6738%	212%	-15453%	280%	-13297%	-65625%	1485%	392%
Loan loss provision/ average loans	0.54%	0.24%	0.95%	0.12%	0.24%	0.29%	0.38%	0.51%	0.46%	0.47%

FMV Intangible	65,090,818	65,219,660	65,596,823	64,451,328	63,146,394	13,807,815	13,830,643	13,224,985	911,953	917,858

Bank of Florida Corp.
Loan Portfolio Trend Breakdown
(Source: Call Report Schedules through 9/30/06 and Loan Application System Reports thereafter)															Change in
												Less:			Total Loans
	C&I	Com'l RE	Construct.	Land	Total	1-4 Family	Multi-Fam	Non-Coml	Home	Other	Combined	Unearned &	Total	Total	vs. Linked
					Com'l			RE	Equity	Consumer	Oth Consmr	Def Ln Fees*	Loans	Real Estate	Period
6/30/2008	$110,795	$477,205	$211,948	$158,163	$958,111	$145,820	$35,035	$180,855	$41,921	$12,466	$54,387	$(1,620)	$1,191,733	$1,070,092	$17,261
6/30/08 Mix of Total	9.3%	40.0%	17.8%	13.3%	80.4%	12.2%	2.9%	15.2%	3.5%	1.0%	4.6%	-0.1%	100.0%	89.8%
6/30/08 Mix of Segment	11.6%	49.8%	22.1%	16.5%	100.0%
6/30/08 Mix of Segment		44.6%	19.8%	14.8%		13.6%	3.3%		3.9%					100.0%

$ chg 3/31/08	$10,607	$37,986	$(47,606)	$(9,038)	$(8,051)	$7,194	$12,042	$19,236	$3,122	$677	$3,799	$2,277	$17,261	$3,700
$ chg 6/30/07	$32,514	$124,874	$(52,528)	$(37,968)	$66,892	$5,831	$17,362	$23,193	$(754)	$(3,554)	$(4,308)	$(419)	$85,358	$56,817
% chg 6/30/07	41.5%	35.4%	-19.9%	-19.4%	7.5%	4.2%	98.2%	14.7%	-1.8%	-22.2%	-7.3%	34.9%	7.7%	5.6%

$ chg 12/31/07	$16,386	$67,060	$(25,844)	$(19,236)	$38,366	$(14,901)	$20,630	$5,729	$1,820	$653	$2,473	$403	$46,971	$29,529
% chg 12/31/07	17.4%	16.4%	-10.9%	-10.8%	4.2%	-9.3%	143.2%	3.3%	4.5%	5.5%	4.8%	-19.9%	4.1%	2.8%
Annualized % chg 12/31/07	34.7%	32.7%	-21.7%	-21.7%	8.3%	-18.5%	286.4%	6.5%	9.1%	11.1%	9.5%	-39.8%	8.2%	5.7%

3/31/2008	$100,188	$439,219	$259,554	$167,201	$966,162	$138,626	$22,993	$161,619	$38,799	$11,789	$50,588	$(3,897)	$1,174,472	$1,066,392	$29,710
3/31/08 Mix of Total	8.5%	37.4%	22.1%	14.2%	82.3%	11.8%	2.0%	13.8%	3.3%	1.0%	4.3%	-0.3%	100.0%
12/31/2007	$94,409	$410,145	$237,792	$177,399	$919,745	$160,721	$14,405	$175,126	$40,101	$11,813	$51,914	$(2,023)	$1,144,762	$1,040,563	$(7,501)
9/30/2007	$88,048	$424,149	$233,734	$188,811	$934,742	$154,753	$16,061	$170,814	$40,353	$11,465	$51,818	$(5,111)	$1,152,263	$1,057,861	$45,888
6/30/2007	$78,281	$352,331	$264,476	$196,131	$891,219	$139,989	$17,673	$157,662	$42,675	$16,020	$58,695	$(1,201)	$1,106,375	$1,013,275	$275,180
3/31/2007	$67,776	$250,029	$200,791	$153,179	$671,775	$99,493	$10,781	$110,274	$36,660	$11,543	$48,203	$943	$831,195	$750,933	$47,585
12/31/2006	$58,644	$237,857	$166,934	$151,434	$614,869	$108,051	$11,603	$119,654	$34,973	$12,835	$47,808	$1,279	$783,610	$710,852	$55,000
NOTE: NEW LOAN TYPE DEFINITIONS HAVE BEEN RESTATED TO 12/31/06, MAKING HISTORICAL COMPARISONS TO DATA PREVIOUS TO 12/31/06 INACCURATE EXCEPT FOR TOTAL LOANS
9/30/2006	$59,196	$235,988	$258,363		$553,547	$104,977	$21,254	$126,231	$35,893	$14,151	$50,044	$1,212	$728,610	$656,475	$122,046
6/30/2006	$56,738	$204,866	$220,297		$481,901	$72,007	$16,175	$88,182	$24,482	$13,047	$37,529	$1,048	$606,564	$537,827	$56,449
3/31/2006	$52,698	$211,665	$166,654		$431,017	$65,448	$20,142	$85,590	$23,967	$10,505	$34,472	$964	$550,115	$487,876	$63,393
12/31/2005	$36,834	$180,039	$141,534		$358,407	$66,128	$25,255	$91,383	$26,393	$11,391	$37,784	$852	$486,722	$439,349	$41,808
9/30/2005	$37,260	$162,262	$114,276		$313,798	$70,766	$22,424	$93,190	$26,528	$11,978	$38,506	$580	$444,914	$396,256	$51,213
6/30/2005	$43,509	$140,809	$80,899		$265,217	$70,367	$21,120	$91,487	$25,035	$12,471	$37,506	$509	$393,701	$338,230	$32,824
3/31/2005	$38,533	$119,943	$73,544		$232,020	$74,464	$17,286	$91,750	$22,918	$14,480	$37,398	$291	$360,877	$308,155	$35,098
6/30/07 Mix of Total	7.1%	31.8%	23.9%	17.7%	80.6%	12.7%	1.6%	14.3%	3.9%	1.4%	5.3%	-0.1%	100.0%	91.6%
6/30/07 Mix of Segment	8.8%	39.5%	29.7%	22.0%	100.0%
6/30/07 Mix of Segment		34.8%	26.1%	19.4%		13.8%	1.7%		4.2%					100.0%

12/31/2004	$42,721	$103,597	$65,172		$211,490	$60,124	$14,627	$74,751	$23,871	$15,869	$39,740	$202	$325,779

Organic Loan Analysis

Old Florida 6/30/08	$6,445	$84,114	$20,832	$24,282	$135,673	$32,624	$3,098	$35,722	$5,996	$2,070	$8,066	$(1,691)	$177,770	$170,946	$(11,955)
Bristol Bank 6/30/08	$12,101	$26,178	$14,966	$3,992	$57,237	$20,995	$4,128	$25,123	$11,047	$3,237	$14,284	$(43)	$96,601	$81,306	$9,498
Old Florida 3/31/08	$6,512	$92,283	$23,328	$29,951	$152,074	$29,595	$2,530	$32,125	$5,269	$2,118	$7,387	$(1,861)	$189,725	$182,956	$3,937
Bristol Bank 3/31/08	$8,015	$21,931	$14,298	$3,894	$48,138	$22,908	$3,481	$26,389	$10,032	$2,653	$12,685	$(109)	$87,103	$76,544	$5,566
Old Florida 12/31/07	$6,692	$92,116	$24,814	$30,519	$154,141	$22,489	$2,765	$25,254	$5,154	$2,201	$7,355	$(962)	$185,788	$177,857	$(15,910)
Bristol Bank 12/31/07	$15,725	$26,369	$3,225	$2,890	$48,209	$20,018	$672	$20,018	$10,264	$3,046	$13,310		$81,537	$62,766	$1,942
Old Florida 9/30/07	$6,853	$86,692	$30,672	$37,707	$161,924	$25,870	$6,551	$32,421	$5,036	$2,317	$7,353	$-	$201,698	$192,528	$(7,350)
Bristol Bank 9/30/07	$17,458	$22,463	$3,435	$2,890	$46,246	$20,869	$701	$20,869	$9,557	$2,923	$12,480		$79,595	$59,214	$3,592
Old Florida 6/30/07	$6,819	$80,739	$34,270	$44,621	$166,449	$27,399	$7,254	$34,653	$5,408	$2,538	$7,946	$-	$209,048	$199,691
Bristol Bank 6/30/07	$12,061	$11,331	$14,192		$37,584	$20,378	$2,424	$22,802	$13,484	$2,133	$15,617		$76,003	$61,809	$2,087
Bristol Bank 3/31/07	$12,412	$10,850	$11,012		$34,274	$22,375	$2,436	$24,811	$13,166	$1,665	$14,831		$73,916	$59,839	$6,610
Bristol Bank 12/31/06	$9,115	$9,603	$10,847		$29,565	$19,758	$2,449	$22,207	$13,863	$1,746	$15,609	75	$67,306	$56,520	$6,367
Bristol Bank 9/30/06	$9,054	$5,649	$5,853		$20,556	$25,568	$1,621	$27,189	$11,003	$2,225	$13,228	34	$60,939	$49,694

6/30/08 Excl OF & BB	$92,249	$366,913	$176,150	$129,889	$765,201	$92,201	$27,809	$120,010	$24,878	$7,159	$32,037	$114	$917,362	$817,840	$19,718
6/30/08 Mix Excl OF & BB	10.1%	40.0%	19.2%	14.2%	83.4%	10.1%	3.0%	13.1%	2.7%	0.8%	3.5%	0.0%	100.0%
3/31/08 Excl OF & BB	$85,661	$325,005	$221,928	$133,356	$765,950	$86,123	$16,982	$103,105	$23,498	$7,018	$30,516	$(1,927)	$897,644
6/30/07 Excl OF & BB	$59,401	$260,261	$216,014	$151,510	$687,186	$92,212	$7,995	$100,207	$23,783	$11,349	$35,132	$(1,201)	$821,324

$ chg 3/31/08	$6,588	$41,908	$(45,778)	$(3,467)	$(749)	$6,078	$10,827	$16,905	$1,380	$141	$1,521	$2,041	$19,718
$ chg 6/30/07	$32,848	$106,652	$(39,864)	$(21,621)	$78,015	$(11)	$19,814	$19,803	$1,095	$(4,190)	$(3,095)	$1,315	$96,038
% chg 6/30/07	55.3%	41.0%	-18.5%	-14.3%	11.4%	0.0%	247.8%	19.8%	4.6%	-36.9%	-8.8%	-109.5%	11.7%

6/30/08 Excl OF only	$104,350	$393,091	$191,116	$133,881	$822,438	$113,196	$31,937	$145,133	$35,925	$10,396	$46,321	$71	$1,013,963	$899,146
$ chg 6/30/07	$32,888	$121,499	$(39,090)	$(17,629)	$97,668	$606	$21,518	$22,124	$(1,342)	$(3,086)	$(4,428)	$1,272	$116,636	$85,562
% chg 6/30/07	46.0%	44.7%	-17.0%	-11.6%	13.5%	0.5%	206.5%	18.0%	-3.6%	-22.9%	-8.7%	-105.9%	13.0%	10.5%

Note: Bristol Bank includes Aventura Office
* components net of unearned and def. beginning 12/31/06 represent difference between how loan types are recorded on the loan application system and total loans per the general ledger.

Bank of Florida Corp.
Loan Portfolio Trend Breakdown
(Source: Call Report Schedules and Internal Reports)

Total Organic Assets	6/30/2006	9/30/2006	12/31/2006	3/31/2007	6/30/2007	9/30/2007	12/31/2007	3/31/2008	6/30/2008

Consolidated	$756,267	$850,096	$883,102	$938,739	$1,280,983	$1,323,415	$1,310,488	$1,404,034	$1,414,689
Less: Bristol Bank	$-	$100,782	$99,774	$102,762	$110,011	N/A	N/A	N/A	$108,920
Less: Old Florida	$-	$-	$-	$-	$315,331	270,698	$255,652	$255,179	$243,547
Equals: Organic Assets	$756,267	$749,314	$783,328	$835,977	$855,641	$1,052,717	$1,054,836	$1,148,855	$1,171,142
Chg from 12 mon ago--$									$315,501
Chg from 12 mon ago--%									36.9%

	Loans	Loans	Versus 6/30/07		Assets	Assets	Versus 6/30/07
	6/30/2008	6/30/2007	Dollar	Percent	6/30/2008	6/30/2007	Dollar	Percent

Consolidated	$1,191,733	$1,106,375	$85,358	7.7%	$1,414,689	$1,280,983	$133,706	10.4%
Less: Bristol Bank	$96,601	$76,003	$20,598	27.1%	$108,920	$110,011	$(1,091)	-1.0%
Less: Old Florida	$177,770	$209,048	N/A	N/A	$243,547	$315,331	$(71,784)	-22.8%
Equals: Organic Assets	$917,362	$821,324	$96,038	11.7%	$1,171,142	$855,641	$315,501	36.9%

Bank of Florida Corp.
Deposit Trend and Breakdown
(Source: Consolidating Report)													Chg in Tot	Chg in Core
													Deposits	Deposits
					CDs	CDs	CDs	Total	Total		Other	Core Depos.	vs. Linked	vs. Linked
	DDA	NOW	MMDA	Savings	Retail	Brokered	IRA	CDs	Deposits	FHLB	Borrow	(excl CDs)	Period	Period
6/30/2008	$95,885	$54,034	$339,357	$6,264	$264,449	$228,354	$24,065	$516,868	$1,012,408	$165,282	$36,000	$495,540	$9,366	$(32,061)
6/30/08 Mix of Total	9.5%	5.3%	33.5%	0.6%	26.1%	22.6%	2.4%	51.1%	100.0%			48.9%	1.0%	-6.0%
6/30/08 Mix of Segment					51.2%	44.2%	4.7%	100.0%
6/30/08 Mix of Segment	19.3%	10.9%	68.5%	1.3%								100.0%

$ chg 3/31/08	$(11,277)	$2,358	$(22,602)	$(540)	$(7,966)	$49,478	$(85)	$41,427	$9,366	$2,996	$-	$(32,061)
$ chg 6/30/07	$(12,626)	$(14,194)	$(53,360)	$(5,086)	$(16,641)	$141,707	$2,312	$127,378	$42,112	$70,484	$20,000	$(85,266)
% chg 6/30/07	-11.6%	-20.8%	-13.6%	-44.8%	-5.9%	163.5%	10.6%	32.7%	4.3%	74.4%	125.0%	-14.7%
										81.7%	combined growth in FHLB and other borrowings
3/31/2008	$107,162	$51,676	$361,959	$6,804	$272,415	$178,876	$24,150	$475,441	$1,003,042	$162,286	$36,000	$527,601	$507,962	$226,231
3/31/08 Mix of Total	10.7%	5.2%	36.1%	0.7%	27.2%	17.8%	2.4%	47.4%	100.0%			52.6%
12/31/2007	$103,684	$59,376	$364,975	$6,124	$279,063	$99,101	$24,793	$402,957	$937,116	$155,340	$16,000	$534,159	$493,808	$257,680
9/30/2007	$100,364	$61,556	$365,708	$7,689	$284,261	$140,210	$25,360	$449,831	$985,148	$119,294	$16,000	$535,317	$14,852	$(45,489)
6/30/2007	$108,511	$68,228	$392,717	$11,350	$281,090	$86,647	$21,753	$389,490	$970,296	$94,798	$16,000	$580,806	$251,712	$580,806
3/31/2007	$94,205	$42,410	$291,088	$3,931	$191,243	$83,062	$12,645	$286,950	$718,584	$69,500	$11,000	$431,634	$27,404	$11,296
12/31/2006	$90,013	$46,898	$279,411	$4,016	$198,533	$60,105	$12,204	$270,842	$691,180	$42,500	$11,000	$420,338	$30,737	$285
9/30/2006	$104,592	$51,778	$259,797	$3,886	$189,860	$38,519	$12,011	$240,390	$660,443	$39,500	$11,000	$420,053	$66,882	$38,943
6/30/2006	$93,221	$44,869	$239,825	$3,195	$152,744	$51,215	$8,492	$212,451	$593,561	$31,000	$11,000	$381,110	$58,369	$66,203
3/31/2006	$86,454	$50,247	$174,446	$3,760	$150,817	$61,272	$8,196	$220,285	$535,192	$13,000	$11,000	$314,907	$40,112	$13,537
12/31/2005	$83,763	$50,113	$162,346	$5,148	$127,011	$59,016	$7,683	$193,710	$495,080	$3,000	$11,000	$301,370	$51,772	$24,891
9/30/2005	$83,593	$50,535	$138,030	$4,321	$126,466	$33,136	$7,227	$166,829	$443,308	$11,000	$8,000	$276,479	$(1,453)	$(9,475)
6/30/2005	$78,129	$60,115	$141,617	$6,093	$116,791	$35,388	$6,628	$158,807	$444,761	$-	$5,000	$285,954	$54,387	$63,025
3/31/2005	$63,643	$46,318	$106,844	$6,124	$118,916	$42,398	$6,131	$167,445	$390,374	$7,000	$2,000	$222,929	$14,310	$15,689
6/30/07 Mix of Total	11.2%	7.0%	40.5%	1.2%	29.0%	8.9%	2.2%	40.1%	100.0%	9.8%	1.6%	59.9%
6/30/07 Mix of Segment					72.2%	22.2%	5.6%	100.0%
6/30/07 Mix of Segment	18.7%	11.7%	67.6%	2.0%								100.0%

12/31/2004	$61,031	$33,771	$107,331	$5,107	$112,477	$50,368	$5,979	$168,824	$376,064	$-	$2,000	$207,240
		MMDA/Svgs outs 6/30/08		$345,621	CDs ex Brok outs 6/30/08		$288,514
Organic Deposit Analysis		MMDA/Svgs mix 6/30/08		34.1%	CDs ex Brok mix 6/30/08		28.5%
		MMDA/Svgs outs 1 yr chg		-14.5%	CDs ex Brok outs 1 yr chg		-4.7%
Old Florida 6/30/08	$13,267	$14,030	$50,229	$2,656	$91,854	$-	$11,646	$103,500	$183,682			$80,182	$(13,870)	$(10,658)
Bristol Bank 6/30/08	$8,964	$4,860	$36,387	$716	$22,105	$-	$1,963	$24,068	$74,995			$50,927	$3,372	$8,597
Old Florida 3/31/08	$15,504	$14,912	$57,201	$3,223	$95,071	$-	$11,641	$106,712	$197,552			$90,840	$3,674	$2,104
Bristol Bank 3/31/08	$6,872	$4,410	$30,337	$711	$27,072	$-	$2,221	$29,293	$71,623			$42,330	$(21,513)	$(16,382)
Old Florida 12/31/07	$13,936	$20,163	$51,750	$2,887	$93,217	$-	$11,925	$105,142	$193,878			$88,736	$(15,157)	$(14,919)
Bristol Bank 12/31/07	$7,941	$4,828	$45,144	$799	$31,118	$-	$2,507	$33,625	$93,136			$58,712	$(1,775)	$182
Old Florida 9/30/07	$13,056	$25,713	$60,423	$4,463	$93,439	$-	$11,941	$105,380	$209,035			$103,655	$(25,975)	$(25,126)
Bristol Bank 9/30/07	$8,597	$3,595	$45,473	$865	$32,837	$-	$2,679	$35,516	$94,911			$58,530	$10,258	$10,167
Old Florida 6/30/07	$17,521	$27,367	$76,571	$7,322	$95,140	$-	$11,089	$106,229	$235,010	$3,500	$5,000	$128,781
Bristol Bank 6/30/07	$12,070	$3,756	$31,145	$1,392	$33,454	$-	$2,836	$36,290	$84,653	$3,500	$-	$48,363	$7,185	$8,986
Bristol Bank 3/31/07	$9,013	$3,825	$25,340	$1,199	$35,290	$-	$2,803	$38,093	$77,468	$3,500	$-	$39,377	$8,191	$5,773
Bristol Bank 12/31/06	$8,862	$3,582	$19,841	$1,319	$32,872	$-	$2,801	$35,673	$69,277	$8,500	$-	$33,604	$(816)	$1,283
Bristol Bank 9/30/06	$8,533	$3,337	$19,229	$1,222	$34,802	$-	$2,970	$37,772	$70,093	$8,500	$-	$32,321

6/30/08 Excl OF & BB	$73,654	$35,144	$252,741	$2,892	$150,490	$228,354	$10,456	$389,300	$753,731	$165,282	$36,000	$364,431	$19,864	$(30,000)
6/30/08 Mix Excl. OF & BB	9.8%	4.7%	33.5%	0.4%	20.0%	30.3%	1.4%	51.6%	100.0%			48.4%
3/31/08 Excl. OF & BB	$84,786	$32,354	$274,421	$2,870	$150,272	$178,876	$10,288	$339,436	$733,867	$162,286	$36,000	$394,431	$83,234	$(9,231)
6/30/07 Excl OF & BB	$78,920	$37,105	$285,001	$2,636	$152,496	$86,647	$7,828	$246,971	$650,633	$87,798	$11,000	$403,662

$ chg 3/31/08	$(11,132)	$2,790	$(21,680)	$22	$218	$49,478	$168	$49,864	$19,864	$2,996	$-	$(30,000)
$ chg 6/30/07	$(5,266)	$(1,961)	$(32,260)	$256	$(2,006)	$141,707	$2,628	$142,329	$103,098	$77,484	$25,000	$(39,231)
% chg 6/30/07	-6.7%	-5.3%	-11.3%	9.7%	-1.3%	163.5%	33.6%	57.6%	15.8%	88.3%	227.3%	-9.7%

6/30/08 Excl OF only	$82,618	$40,004	$289,128	$3,608	$172,595	$228,354	$12,419	$413,368	$828,726	$165,282	$36,000	$415,358
$ chg 6/30/07	$(8,372)	$(857)	$(27,018)	$(420)	$(13,355)	$141,707	$1,755	$130,107	$93,440	$73,984	$25,000	$(36,667)
% chg 6/30/07	-9.2%	-2.1%	-8.5%	-10.4%	-7.2%	163.5%	16.5%	45.9%	12.7%	81.0%	227.3%	-8.1%
$ chg OF only 6/30/07	$(4,254)	$(13,337)	$(26,342)	$(4,666)	$(3,286)	$-	$557	$(2,729)	$(51,328)	$(3,500)	$(5,000)	$(48,599)	57%	of total
% chg OF only 6/30/07	-24.3%	-48.7%	-34.4%	-63.7%	-3.5%	N/A	5.0%	-2.6%	-21.8%	-100.0%	-100.0%	-37.7%	core deposit change

Bank of Florida Corp.
Deposit Trend and Breakdown
(Source: Consolidating Report)	6/30/2006	9/30/2006	12/31/2006	3/31/2007	6/30/2007	9/30/2007	12/31/2007	3/31/2008	6/30/2008

CDs Brokered	$51,215	$38,519	$60,105	$83,062	$86,647	$140,210	$99,101	$178,876	$228,354
FHLB	$31,000	$39,500	$42,500	$69,500	$94,798	$119,294	$155,340	$162,286	$165,282
Other Borrowings	$11,000	$11,000	$11,000	$11,000	$16,000	$16,000	$16,000	$36,000	$36,000
Total Borrowings	$93,215	$89,019	$113,605	$163,562	$197,445	$275,504	$270,441	$377,162	$429,636

Total Earning Assets	$728,062	789695	838626	$899,205	$1,164,703	$1,202,796	$1,192,104	$1,284,195	$1,284,195

Borrowings/ Earning Assets	12.8%	11.3%	13.5%	18.2%	17.0%	22.9%	22.7%	29.4%	33.5%
Change from Prior 12 Months									16.5%

	Deposits	Deposits	Versus 6/30/07
	6/30/2008	6/30/2007	Dollar	Percent

Consolidated	$1,012,408	$970,296	$42,112	4.3%
Less: Bristol Bank	$74,995	$84,653	$(9,658)	-11.4%
Less: Old Florida	$183,682	$235,010	$(51,328)
Equals: Organic Deposits	$753,731	$650,633	$103,098	15.8%
	CDs	CDs
Consolidated	$516,868	$389,490	$127,378	32.7%
	Core	Core
Consolidated	$495,540	$580,806	$(85,266)	-14.7%

		CONSOLIDATED STATEMENTS OF OPERATIONS

BANK OF FLORIDA CORP. AND SUBSIDIARIES

Three Months ended June 30, 2008 and 2007 and March 31, 2008

		Three Months Ended		Three Months Ended
		June 30,		March 31,	2Q'08-2Q'07		% of	2Q'08-1Q'08		% of
	2008		2007	2008	$ Change	% Change	Total Chg	$ Change	% Change	Total Chg
		(unaudited)
INTEREST INCOME
Interest and fees on loans	19,634		$ 20,409	20,193	$ (775)	-3.8%		$ (559)	-2.8%
Interest on securities and other	1,349		674	704	$ 675	100.1%		$ 645	91.6%
Interest on federal funds sold	11		168	28	$ (157)	-93.5%		$ (17)	-60.7%
TOTAL INTEREST INCOME (1)	20,994		21,251	20,925	$ (257)	-1.2%		$ 69	0.3%

INTEREST EXPENSE
Interest on deposits	7,822		8,709	8,309	$ (887)	-10.2%		$ (487)	-5.9%
Interest on subordinated Debt	199		276	295
Interest on FHLB & other borrowings	1,626		1,133	1,586	$ 493	43.5%		$ 40	2.5%
TOTAL INTEREST EXPENSE	9,647		10,118	10,190	$ (471)	-4.7%		$ (543)	-5.3%
NET INTEREST INCOME	11,347		11,133	10,735	$ 214	1.9%		$ 612	5.7%

PROVISION FOR LOAN LOSSES	1,585		624	687	$ 961	154.0%		$ 898	130.7%
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	9,762		10,509	10,048	$ (747)	-7.1%		$ (286)	-2.8%

NON-INTEREST INCOME
Service charges & fees	491		520	494	$ (29)	-5.6%	11.6%	$ (3)	-0.6%	1.2%
Mortgage banking fees	15		112	59	$ (97)	-86.6%	38.6%	$ (44)	-74.6%	17.8%
Trust Fees, net	679		722	740	$ (43)	-6.0%	17.1%	$ (61)	-8.2%	24.7%
Other gains/losses (2)	(136)		(54)	3	$ (82)	0.0%	32.7%	$ (139)	0.0%	56.3%
Total Non-interest income	1,049		1,300	1,296	$ (251)	-19.3%	100.0%	$ (247)	-19.1%	100.0%

TOP-LINE REVENUE	12,396		12,433	12,031	$ (37)	-0.3%		$ 365	3.0%

NON-INTEREST EXPENSES
Salaries and employee benefits	5,327		5,466	5,494	$ (139)	-2.5%	-13.6%	$ (167)	-3.0%	91.8%
Occupancy expenses	1,707		1,379	1,720	$ 328	23.8%	32.0%	$ (13)	-0.8%	7.1%
Equipment rental, depreciation
and maintenance	854		551	813	$ 303	55.0%	29.6%	$ 41	5.0%	-22.5%
Intangible amortization	129		132	135	$ (3)	-2.3%	-0.3%	$ (6)	-4.4%	3.3%
General operating	2,753		2,217	2,790	$ 536	24.2%	52.3%	$ (37)	-1.3%	20.3%
TOTAL NON-INTEREST EXPENSE	10,770		9,745	10,952	$ 1,025	10.5%	100.0%	$ (182)	-1.7%	100.0%

INCOME BEFORE INCOME TAXES	41		2,064	392	$ (2,023)	-98.0%		$ (351)	-89.5%

INCOME TAXES	37		824	159	$ (787)	-95.5%		$ (122)	-76.7%
NET INCOME	4		1,240	233	$ (1,236)	-99.7%		$ (229)	-98.3%

EARNINGS PER SHARE	$ 0.00		$ 0.10	$ 0.02	$ (0.10)	$ (1.00)		$ (0.02)	-98.3%

WEIGHTED AVERAGE SHARES OUTSTANDING	12,779,020		12,060,332	12,779,389	718,688	6.0%		(369)	0.0%

(1) 1Q'08 includes $189,000 in interest reversed from prior periods due to increase in nonperforming loans, and 2Q'08 includes $190,000 in interest reversals.
(2) 2Q'08 includes -$136 on loss on disposal of fixed assets

EFFICIENCY RATIO	86.9%		78.4%	91.0%	8.5%			-4.1%
OPERATING LEVERAGE					$ (1,062)			$ 547

		BANK OF FLORIDA CORP. AND SUBSIDIARIES

		Six Months Ended
		June 30,			YTD'08-YTD'07
	2008		2007		$ Change	% Change
		(unaudited)
INTEREST INCOME
Interest and fees on loans	$ 39,827		$ 36,422		$ 3,405	9.3%
Interest on securities and other	2,053		1,290		$ 763	59.1%
Interest on federal funds sold	38		270		$ (232)	-85.9%
TOTAL INTEREST INCOME	41,918		37,982		$ 3,936	10.4%

INTEREST EXPENSE
Interest on deposits	16,131		15,356		$ 775	5.0%
Interest on subordinated Debt	495		484
Interest on FHLB & other borrowings	3,213		1,878		$ 1,335	71.1%
TOTAL INTEREST EXPENSE	19,839		17,718		$ 2,121	12.0%
NET INTEREST INCOME	22,079		20,264		$ 1,815	9.0%

PROVISION FOR LOAN LOSSES	2,273		1,200		$ 1,073	89.4%
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	19,806		19,064		$ 742	3.9%

NON-INTEREST INCOME
Service charges & fees	985		908		$ 77	8.5%
Mortgage banking fees	74		187		$ (113)	-60.4%
Trust Fees, net	1,418		1,439		$ (21)	-1.5%
Other gains/losses	(133)		27		$ (160)	0.0%
Total Non-interest income	2,344		2,561		$ (217)	-8.5%

TOP-LINE REVENUE	24,423		22,825		$ 1,598	7.0%

NON-INTEREST EXPENSES
Salaries and employee benefits	10,822		10,024		$ 798	8.0%
Occupancy expenses	3,427		2,524		$ 903	35.8%
Equipment rental, depreciation
and maintenance	1,667		968		$ 699	72.2%
Intangible amortization	264		221		$ 43	19.5%
General operating	5,537		4,362		$ 1,175	26.9%
TOTAL NON-INTEREST EXPENSES (1)	21,717		18,099		$ 3,618	20.0%
INCOME BEFORE INCOME TAXES	433		3,526		$ (3,093)	-87.7%

INCOME TAXES	196		1,421		$ (1,225)	-86.2%
NET INCOME (LOSS)	$ 237		$ 2,105		$ (1,868)	-88.7%

EARNINGS PER SHARE	$ 0.02		$ 0.19		$ (0.17)	-90.4%

WEIGHTED AVERAGE SHARES OUTSTANDING	12,779,020		10,932,548		1,846,472	16.9%

EFFICIENCY RATIO	88.9%		79.3%		9.6%
OPERATING LEVERAGE					$ (2,020)

EFFICIENCY RATIO EXCL NONRECURRING ITEMS ABOVE	89.7%		78.3%		11.4%
OPERATING LEVERAGE EXCL NONRECURRING ITEMS ABOVE					(2,494)

	Summary of Average Rates						Changes in Rate & Volume		Changes in Net Interest Income
BANK OF FLORIDA CORPORATION	($000)						($000)		($000)
RATE / VOLUME VARIANCE ANALYSIS
Three months ended June 30, 2008 vs.	June 2008 Quarter-to-Date			June 2007 Quarter-to-Date
Three months ended June 30, 2007	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total Commercial loans	$1,031,270	$17,050	6.65%	$878,797	$17,695	8.08%	-1.43%	152,473	$(3,117)	$2,472	$-	$(645)
Total Consumer loans	55,945	799	5.74%	55,072	1,136	8.27%	-2.53%	873	(346)	9	-	(337)
Total Residential real estate loans	108,353	1,785	6.63%	91,779	1,578	6.90%	-0.27%	16,574	(62)	269	-	207
Overdrafts	(22,480)	-	0.00%	(2,474)	-	0.00%	0.00%	(20,006)	-	-	-	-

Total Loans	1,173,088	19,634	6.73%	1,023,174	20,409	8.00%	-1.27%	149,914	(3,228)	2,453	-	(775)

Investment Securities	100,585	1,346	5.38%	48,679	658	5.42%	-0.04%	51,906	(5)	693	-	688
Federal funds sold	1,883	11	2.35%	15,532	168	4.34%	-1.99%	(13,649)	(77)	(80)	-	(157)
Deposits in banks	545	3	2.21%	455	16	14.46%	-12.24%	90	(14)	0	-	(13)

Total Interest-earning assets	$1,276,101	$20,994	6.62%	$1,087,840	$21,251	7.84%	-1.22%	$188,261	(3,324)	$3,066	$-	$(257)

Non interest-earning assets	138,275			93,726

Total Assets	$1,414,376			$1,181,566

INTEREST-BEARING LIABILITIES

Interest Bearing Checking	$52,792	65	0.50%	64,171	224	1.40%	-0.90%	(11,379)	$(144)	$(15)	$-	$(159)
Money Market Accounts	353,872	2,513	2.86%	350,437	3,956	4.53%	-1.67%	3,435	(1,457)	14	-	(1,443)
Savings Accounts	6,521	8	0.49%	10,021	48	1.91%	-1.42%	(3,500)	(35)	(4)	-	(40)
Total Certificates	490,570	5,236	4.29%	357,436	4,482	5.03%	-0.74%	133,134	(655)	1,409	-	754
Total Deposits	903,755	7,822	3.48%	782,065	8,710	4.47%	-0.99%	121,690	(2,291)	1,403	-	(888)

Total FHLB Advances & Other Borrowings	186,789	1,681	3.62%	88,135	1,133	5.16%	-1.54%	98,654	(337)	885	-	548
Total Subordinated Debt	16,000	144	3.62%	14,681	276	7.54%	-3.92%	1,319	(143)	11	-	(132)
Total Other Borrowings	202,789	1,825	3.62%	102,816	1,409	5.50%	-1.88%	99,973	(480)	896	-	416

Total Interest-Bearing Liabilities	$1,106,544	$9,647	3.51%	$884,881	$10,119	4.59%	-1.08%	$221,663	$(2,771)	$2,299	$-	$(472)

Demand Deposits	104,992			109,638
Other Liabilities	3,079			6,693
Stockholder's equity	199,761			180,354
Total liabilities and equity	$1,414,376			$1,181,566

Net interest income/net interest spread		$11,347	3.11%		$11,133	3.25%	-0.14%	$(33,402)	$(553)	$767	$-	$214
Net interest margin			3.58%			4.10%	-0.52%

	Summary of Average Rates						Changes in Rate & Volume		Changes in Net Interest Income
BANK OF FLORIDA CORPORATION	($000)						($000)		($000)
RATE / VOLUME VARIANCE ANALYSIS
Three months ended June 30, 2008 vs.	June 2008 Quarter-to-Date			March 2008 Quarter-to-Date
Three months ended March 31, 2008	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total Commercial loans	$1,031,270	$17,050	6.65%	$988,819	$17,486	7.11%	-0.46%	42,451	$(1,138)	$702	$-	$(436)
Total Consumer loans	55,945	799	5.74%	52,448	858	6.58%	-0.83%	3,497	(109)	50	-	(59)
Total Residential real estate loans	108,353	1,785	6.63%	112,231	1,848	6.62%	0.00%	(3,878)	1	(64)	-	(63)
Overdrafts	(22,480)	-	0.00%	(15,638)	-	0.00%	0.00%	(6,842)	-	-	-	-

Total Loans	1,173,088	19,634	6.73%	1,137,859	20,192	7.14%	-0.41%	35,229	(1,148)	590	-	(558)

Investment Securities	100,585	1,346	5.38%	51,836	698	5.41%	-0.03%	48,749	(4)	652	-	648
Federal funds sold	1,883	11	2.35%	4,058	28	2.73%	-0.38%	(2,175)	(4)	(13)	-	(17)
Deposits in banks	545	3	2.21%	408	7	6.61%	-4.39%	137	(4)	1	-	(4)

Total Interest-earning assets	$1,276,101	$20,994	6.62%	$1,194,161	$20,924	7.05%	-0.43%	$81,940	(1,160)	$1,230	$-	$70

Non interest-earning assets	138,275			131,307

Total Assets	$1,414,376			$1,325,468

INTEREST-BEARING LIABILITIES

Interest Bearing Checking	$52,792	65	0.50%	$54,134	99	0.74%	-0.24%	(1,342)	$(32)	$(2)	$-	$(34)
Money Market Accounts	353,872	2,513	2.86%	349,310	3,089	3.56%	-0.70%	4,562	(608)	32	-	(576)
Savings Accounts	6,521	8	0.49%	6,433	11	0.68%	-0.18%	88	(3)	0	-	(3)
Total Certificates	490,570	5,236	4.29%	423,845	5,110	4.85%	-0.56%	66,725	(586)	712	-	126
Total Deposits	903,755	7,822	3.48%	833,722	8,309	4.01%	-0.53%	70,033	(1,230)	743	-	(487)

Total FHLB Advances & Other Borrowings	186,789	1,681	3.62%	164,543	1,611	3.94%	-0.32%	22,246	(130)	200	-	70
Total Subordinated Debt	16,000	144	3.62%	16,000	270	6.78%	-3.16%	-	(126)	0	-	(126)
Total Other Borrowings	202,789	1,825	3.62%	180,543	1,881	4.19%	-0.57%	22,246	(256)	200	-	(56)

Total Interest-Bearing Liabilities	$1,106,544	$9,647	3.51%	$1,014,265	$10,190	4.04%	-0.53%	$92,279	$(1,486)	$943	$-	$(543)

Demand Deposits	104,992			107,528
Other Liabilities	3,079			3,048
Stockholder's equity	199,761			200,627
Total liabilities and equity	$1,414,376			$1,325,468

Net interest income/net interest spread		$11,347	3.11%		$10,734	3.01%	0.10%	$(10,339)	$326	$287	$-	$613
Net interest margin			3.58%			3.62%	-0.04%

Loan interest reversal		$190			$189
Total loans before interest reversal	1,173,088	19,824	6.80%	1,137,859	20,381	7.20%	-0.41%
Net interest income before interest reversal		$11,537			$10,923
Net interest margin before interest reversal			3.64%			3.68%	-0.04%

	Summary of Average Rates						Changes in Rate & Volume		Changes in Net Interest Income
BANK OF FLORIDA CORPORATION	($000)						($000)		($000)
RATE / VOLUME VARIANCE ANALYSIS
Six months ended June 30, 2008 vs.	June 2008 Year-to-Date			June 2007 Year-to-Date
Six months ended June 30, 2007	Average		Average	Average		Average	Rate	Volume	Increase (Decrease) Due to
	Balance	Interest	Rate	Balance	Interest	Rate	Variance	Variance	Rate	Volume	Days Diff	Total
EARNING ASSETS

Total Commercial loans	$1,010,045	$34,537	6.88%	$785,240	$31,415	8.07%	-1.19%	224,805	$(4,652)	$7,601	$173	$3,122
Total Consumer loans	54,196	1,657	6.15%	51,203	2,053	8.09%	-1.94%	2,993	(493)	86	11	(396)
Total Residential real estate loans	110,292	3,633	6.62%	85,368	2,954	6.98%	-0.35%	24,924	(150)	813	16	679
Overdrafts	(19,060)	-	0.00%	(1,003)	-	0.00%	0.00%	(18,057)	-	-	-	-

Total Loans	1,155,473	39,827	6.93%	920,808	36,422	7.98%	-1.04%	234,665	(4,785)	7,990	200	3,405

Investment Securities	76,211	2,043	5.39%	46,996	1,248	5.36%	0.04%	29,215	8	780	7	795
Federal funds sold	2,971	38	2.57%	11,675	270	4.66%	-2.09%	(8,704)	(121)	(112)	1	(232)
Deposits in banks	477	10	4.22%	1,217	42	6.94%	-2.73%	(740)	(16)	(15)	-	(32)

Total Interest-earning assets	$1,235,132	$41,918	6.82%	$980,696	$37,982	7.81%	-0.99%	$254,436	(4,914)	$8,642	$208	$3,936

Non interest-earning assets	134,790			276,603

Total Assets	$1,369,922			$1,257,299

INTEREST-BEARING LIABILITIES

Interest Bearing Checking	$53,463	164	0.62%	$53,736	301	1.13%	-0.51%	(273)	$(137)	$(2)	$2	$(137)
Money Market Accounts	351,756	5,606	3.20%	319,372	7,084	4.47%	-1.27%	32,384	(2,014)	497	39	(1,478)
Savings Accounts	6,477	19	0.59%	7,047	57	1.64%	-1.05%	(570)	(37)	(2)	-	(38)
Total Certificates	456,862	10,342	4.55%	317,037	7,916	5.04%	-0.48%	139,825	(761)	3,143	44	2,426
Total Deposits	868,558	16,131	3.73%	697,192	15,358	4.44%	-0.71%	171,366	(2,949)	3,636	85	773

Total FHLB Advances & Other Borrowings	175,666	3,213	3.68%	72,658	1,875	5.20%	-1.53%	103,008	(551)	1,879	10	1,338
Total Subordinated Debt	16,000	495	6.22%	12,851	484	7.59%	-1.37%	3,149	(88)	96	3	11
Total Other Borrowings	191,666	3,708	3.89%	85,509	2,359	5.56%	-1.67%	106,157	(639)	1,975	13	1,349

Total Interest-Bearing Liabilities	$1,060,224	$19,839	3.76%	$782,701	$17,717	4.56%	-0.80%	$277,523	$(3,588)	$5,612	$98	$2,122

Demand Deposits	106,260			96,015
Other Liabilities	3,244			188,486
Stockholder's equity	200,194			190,097
Total liabilities and equity	$1,369,922			$1,257,299

Net interest income/net interest spread		$22,079	3.06%		$20,265	3.25%	-0.19%	$(23,087)	$(1,326)	$3,031	$110	$1,814
Net interest margin			3.59%			4.17%	-0.58%

Bank of Florida Corp.
Prime Rate Loan Sensitivity Trend
	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006	12/31/05

Prime Based with Immediate Rate Change:						$306,571,231	$307,782,144	$221,175,965
Total Loans:						$830,186,778	$764,553,789	$486,217,832
Percentage of Total						36.928%	40.256%	45.489%

Prime Based with Rate Change within 90 Days						$21,370,515	$23,811,879	$15,467,723
Total Loans:						$830,186,778	$764,553,789	$465,064,040
Percentage of Total						2.574%	3.114%	3.326%

Total Prime Based with Change within 90 Days:						$327,941,746	$331,594,023	$236,643,688
Total Loans:						$830,186,778	$764,553,789	$486,217,832
Percentage of Total						39.502%	43.371%	48.670%
Change from 12/31/05						-9.168%	-5.299%	0.000%

Prime with Immediate Rate Change:	$359,613,746	$362,841,636	$367,795,710	$370,758,767	$406,334,676	$306,571,231
LIBOR Based with Immediate Rate Change:	$9,181,483	$5,795,943	$5,375,641	$2,404,990	$3,097,766	$1,556,571
Total Loans:	$1,193,356,270	$1,172,761,564	$1,146,172,990	$1,157,372,985	$1,107,760,572	$830,186,778
Percentage of Total	30.9%	31.4%	32.6%	32.2%	37.0%	37.1%

Prime with Immediate Rate Change:	$8,060,668	$10,014,311	$7,065,464	$23,609,069	$21,696,621	$21,370,515
LIBOR Based with Rate Change within 90 Days:	$73,309,480	$90,878,550	$118,563,304	$91,951,883	$109,374,265	$97,607,081
Total Loans:	$1,193,356,270	$1,172,761,564	$1,146,172,990	$1,157,372,985	$1,107,760,572	$830,186,778
Percentage of Total	6.8%	8.6%	11.0%	10.0%	11.8%	14.3%

Total Prime & LIBOR with Change within 90 Days:	$450,165,377	$469,530,440	$498,800,119	$488,724,709	$540,503,328	$427,105,398
Total Loans:	$1,193,356,270	$1,172,761,564	$1,146,172,990	$1,157,372,985	$1,107,760,572	$830,186,778
Percentage of Total	37.7%	40.0%	43.5%	42.2%	48.8%	51.4%
Dollar change in Prime & LIBOR from 6/30/07	$(90,337,951)	$(70,972,888)	$(41,703,209)	$(51,778,619)	$-
Percent change in Prime & LIBOR from 6/30/07	-11.1%	-8.8%	-5.3%	-6.6%	0.0%

						6/30/08 vs. 3/31/08					6/30/08 vs. 6/30/07
BOFL Consolidated	6/30/2008			3/31/2008		$ Change	% Change	Mix Change	6/30/2007		$ Change	% Change	Mix Change
	Current Balance	%	% Within Portfolio	Current Balance	%	Current Balance	%	%	Current Balance	%	Current Balance	%	%
Land
Raw Land	$26,014,740	2.2%	16.4%	$29,893,854	2.5%	-$3,879,114	-13.0%	-0.4%	$7,923,725	0.7%	$18,091,015	228.3%	1.5%
Commercial Development	$74,202,055	6.2%	46.9%	$79,588,306	6.8%	-$5,386,251	-6.8%	-0.5%	$80,630,490	7.3%	-$6,428,434	-8.0%	-1.1%
Residential Development	$57,945,906	4.9%	36.6%	$57,718,381	4.9%	$227,525	0.4%	0.0%	$107,576,918	9.7%	-$49,631,012	-46.1%	-4.9%
Total Land	$158,162,701	13.3%	100.0%	$167,200,541	14.2%	-$9,037,840	-5.4%	-0.9%	$196,131,132	17.7%	-$37,968,431	-19.4%	-4.5%
Construction Loans
Residential
Condominium	$35,935,933	3.0%	17.0%	$49,743,854	4.2%	-$13,807,921	-27.8%	-1.2%	$59,755,010	5.4%	-$23,819,077	-39.9%	-2.4%
Condo Conversions	$14,292,594	1.2%	6.7%	$12,516,692	1.1%	$1,775,902	14.2%	0.1%	$17,513,363	1.6%	-$3,220,768	-18.4%	-0.4%
Single-Family - Spec	$19,997,095	1.7%	9.4%	$29,292,671	2.5%	-$9,295,577	-31.7%	-0.8%	$45,934,007	4.1%	-$25,936,912	-56.5%	-2.5%
Single-Family - Owner	$9,801,929	0.8%	4.6%	$8,995,042	0.8%	$806,887	9.0%	0.1%	$8,460,139	0.8%	$1,341,789	15.9%	0.1%
Total Residential	$80,027,551	6.7%	37.8%	$100,548,260	8.5%	-$20,520,708	-20.4%	-1.8%	$131,662,519	11.9%	-$51,634,968	-39.2%	-5.2%
Commercial
Office	$22,549,875	1.9%	10.6%	$39,631,785	3.4%	-$17,081,910	-43.1%	-1.5%	$64,650,444	5.8%	-$42,100,569	-65.1%	-3.9%
Retail	$38,961,153	3.3%	18.4%	$50,116,650	4.3%	-$11,155,497	-22.3%	-1.0%	$42,583,384	3.8%	-$3,622,231	-8.5%	-0.6%
Industrial/Warehouse	$15,239,181	1.3%	7.2%	$15,149,832	1.3%	$89,349	0.6%	0.0%	$7,546,377	0.7%	$7,692,804	101.9%	0.6%
Mini Storage Facility	$0	0.0%	0.0%	$0	0.0%	$0	N/A	0.0%	$0	0.0%	$0	N/A	0.0%
Hotel	$19,101,453	1.6%	9.0%	$17,520,915	1.5%	$1,580,538	9.0%	0.1%	$9,535,699	0.9%	$9,565,754	100.3%	0.7%
Restaurant	$709,710	0.1%	0.3%	$700,923	0.1%	$8,788	1.3%	0.0%	$0	0.0%	$709,710	N/A	0.1%
Church	$129,233	0.0%	0.1%	$126,091	0.0%	$3,142	2.5%	0.0%	$0	0.0%	$129,233	N/A	0.0%
Multifamily (5+ units)	$2,447,591	0.2%	1.2%	$10,271,656	0.9%	-$7,824,065	-76.2%	-0.7%	$26,415	0.0%	$2,421,176	9165.8%	0.2%
Hospital/ACLF	$0	0.0%	0.0%	$0	0.0%	$0	N/A	0.0%	$2,152,963	0.2%	-$2,152,963	-100.0%	-0.2%
Lessors of Non Residential Bldgs	$1,711,823	0.1%	0.8%
Comm. & Institutional Bld Const.	$13,324,168	1.1%	6.3%
Car Washes	$2,231,556	0.2%	1.1%
Veterinary Services	$8,186,738	0.7%	3.9%
Other Airport Operations	$2,969,021	0.2%	1.4%
Animal (ex. Poultry) Slaughtering	$1,814,051	0.2%	0.9%
Other Misc	$2,544,853	0.2%	1.2%	$25,487,417	2.2%	-$22,942,564	-90.0%	-1.9%	$6,317,741	0.6%	-$3,772,888	-59.7%	-0.4%
Total Commercial	$131,920,406	11.1%	62.2%	$159,005,269	13.5%	-$27,084,863	-17.0%	-2.4%	$132,813,024	12.0%	-$892,618	-0.7%	-0.9%
Total Construction	$211,947,957	17.8%	100.0%	$259,553,529	22.0%	-$47,605,571	-18.3%	-4.3%	$264,475,543	23.9%	-$52,527,586	-19.9%	-6.1%
TOTAL LAND, CONST, & DEV	$370,110,658	31.0%		$426,754,069	36.2%	-$56,643,411	-13.3%	-5.2%	$460,606,675	41.6%	-$90,496,017	-19.6%	-10.6%

Permanent CRE Loans
Office	$189,356,692	15.9%	37.0%	$181,710,020	15.4%	$7,646,672	4.2%	0.4%	$143,156,589	12.9%	$46,200,103	32.3%	2.9%
Retail	$71,851,728	6.0%	14.0%	$79,928,728	6.8%	-$8,077,000	-10.1%	-0.8%	$59,937,409	5.4%	$11,914,319	19.9%	0.6%
Industrial/Warehouse	$75,633,412	6.3%	14.8%	$65,055,292	5.5%	$10,578,120	16.3%	0.8%	$64,089,146	5.8%	$11,544,266	18.0%	0.6%
Mini Storage Facility	$3,782,352	0.3%	0.7%	$3,798,564	0.3%	-$16,212	-0.4%	0.0%	$3,829,518	0.3%	-$47,166	-1.2%	0.0%
Hotel	$31,298,894	2.6%	6.1%	$30,822,217	2.6%	$476,677	1.5%	0.0%	$19,813,923	1.8%	$11,484,971	58.0%	0.8%
Restaurant	$10,023,297	0.8%	2.0%	$13,366,703	1.1%	-$3,343,406	-25.0%	-0.3%	$7,755,163	0.7%	$2,268,134	29.2%	0.1%
Church	$4,451,947	0.4%	0.9%	$4,865,589	0.4%	-$413,642	-8.5%	0.0%	$731,521	0.1%	$3,720,426	508.6%	0.3%
Multifamily (5+ units)	$35,034,560	2.9%	6.8%	$22,992,981	2.0%	$12,041,579	52.4%	1.0%	$17,673,398	1.6%	$17,361,162	98.2%	1.3%
Hospital/ACLF	$1,121,561	0.1%	0.2%	$1,131,444	0.1%	-$9,882	-0.9%	0.0%	$845,741	0.1%	$275,820	32.6%	0.0%
Marinas	$15,993,151	1.3%	3.1%
Other Airport Operations	$10,130,633	0.8%	2.0%
Lessors of Non Residential Bldgs	$7,776,058	0.7%	1.5%
Carwashes	$7,764,339	0.7%	1.5%
Other Activites Related to RE	$7,320,436	0.6%	1.4%
Lessors of Residential Bldgs	$6,771,706	0.6%	1.3%
Lessors of Other RE Property	$6,000,000	0.5%	1.2%
New Car Dealers	$3,771,329	0.3%	0.7%
Child Care Services	$2,992,147	0.3%	0.6%
Other	$21,165,899	1.8%	4.1%	$58,540,606	5.0%	-$37,374,707	-63.8%	-3.2%	$52,171,520	4.7%	-$31,005,621	-59.4%	-2.9%

TOTAL PERM CRE LOANS	$512,240,142	42.9%	100.0%	$462,212,143	39.2%	$50,027,999	10.8%	3.7%	$370,003,929	33.4%	$142,236,213	38.4%	9.5%

Commercial
Secured	$98,504,108	8.3%		$87,267,097	7.4%	$11,237,011	12.9%	0.8%	$72,069,458	6.5%	$26,434,650	36.7%	1.7%
Unsecured	$12,291,030	1.0%		$12,920,977	1.1%	-$629,947	-4.9%	-0.1%	$6,211,602	0.6%	$6,079,428	97.9%	0.5%
Total	$110,795,138	9.3%		$100,188,075	8.5%	$10,607,063	8.0%	0.8%	$78,281,060	7.1%	$32,514,078	134.6%	2.2%
Residential Mortgages
HELOC	$41,921,120	3.5%		$38,799,027	3.3%	$3,122,093	8.0%	0.2%	$42,674,815	3.9%	-$753,695	-1.8%	-0.3%
Residential	$145,820,330	12.2%		$138,625,877	11.8%	$7,194,453	5.2%	0.5%	$139,989,087	12.6%	$5,831,243	4.2%	-0.4%
Total	$187,741,450	15.7%		$177,424,904	15.1%	$10,316,546	13.2%	0.7%	$182,663,902	16.5%	$5,077,548	2.4%	-0.8%
Consumer
Secured	$9,155,774	0.8%		$8,818,216	0.7%	$337,558	3.8%	0.0%	$14,079,481	1.3%	-$4,923,707	-35.0%	-0.5%
Unsecured	$3,310,223	0.3%		$2,970,750	0.3%	$339,473	11.4%	0.0%	$1,940,952	0.2%	$1,369,271	70.5%	0.1%
Total	$12,465,997	1.0%		$11,788,966	1.0%	$677,031	15.3%	0.0%	$16,020,434	1.4%	-$3,554,437	35.6%	-0.4%

TOTAL PORTFOLIO	$1,193,353,385	100.0%		$1,178,368,157	100.0%	$14,985,229	1.3%	0.0%	$1,107,575,999	100.0%	$85,777,386	7.7%	0.0%

						6/30/08 vs. 3/31/08					6/30/08 vs. 6/30/07
						$ Change	% Change	Mix Change			$ Change	% Change	Mix Change
	Current Balance	%		Current Balance	%	Current Balance	%	%	Current Balance	%
Land	$158,162,701	13%		$167,200,541	14%	-$9,037,840	-5.4%	-0.9%	$196,131,132	18%	-$37,968,431	-19.4%	-4.5%
Construction	$211,947,957	18%		$259,553,529	22%	-$47,605,571	-18.3%	-4.3%	$264,475,543	24%	-$52,527,586	-19.9%	-6.1%
CRE	$512,240,142	43%		$462,212,143	39%	$50,027,999	10.8%	3.7%	$370,003,929	33%	$142,236,213	38.4%	9.5%
C&I	$110,795,138	9%		$100,188,075	9%	$10,607,063	10.6%	0.8%	$78,281,060	7%	$32,514,078	41.5%	2.2%
Residential Mtgs	$187,741,450	16%		$177,424,904	15%	$10,316,546	5.8%	0.7%	$182,663,902	16%	$5,077,548	2.8%	-0.8%
Consumer	$12,465,997	1%		$11,788,966	1%	$677,031	5.7%	0.0%	$16,020,434	1%	-$3,554,437	-22.2%	-0.4%
Total	$1,193,353,385	100%		$1,178,368,157	100%	$14,985,229	1.3%	0.0%	$1,107,575,999	100%	$85,777,386	7.7%	0.0%

		% of its	% of		% of its	% of	% Chg	Mix Chg		% of its	% of	% Chg	Mix Chg
Lowest Inherent Risk		Category	Total		Category	Total	Outs	Category		Category	Total	Outs	Category

Permanent CRE - owner occupied	$221,609,540	43%	83%	$213,815,084	46%	81%	4%	-3%	$168,388,074	46%	78%	32%	2%
Construction CRE - owner occupied	$37,132,993	18%	14%	$41,213,232	16%	16%	-10%	2%	$40,332,367	15%	19%	-8%	-2%
Residential construction - under contract	$9,801,929	12%	4%	$8,995,042	9%	3%	9%	3%	$8,460,139	6%	4%	16%	0%
Total	$268,544,461	37%	100%	$264,023,358	37%	100%	2%	1%	$217,180,581	34%	100%	24%	0%
Dollar Change from 3/31/08	$4,521,103	1.7%
Dollar Change from 6/30/07	$51,363,880	23.7%

						6/30/08 vs. 3/31/08					6/30/08 vs. 6/30/07
	6/30/2008			3/31/2008		$ Change	% Change	Mix Change	3/31/2007		$ Change	% Change	Mix Change
	Current Balance	% of Total Loans	% Within Portfolio	Current Balance	% of Total Loans	Current Balance	%	%	Current Balance	%	Current Balance	%	%
Residential Development	$57,945,906	4.9%	36.6%	$57,718,381	4.9%	$227,525	0.4%	0.0%	$107,576,918	9.7%	-$49,631,012	-46.1%	-4.9%
Residential Construction	$80,027,551	6.7%	37.8%	$100,548,260	8.5%	-$20,520,708	-20.4%	-1.8%	$131,662,519	11.9%	-$51,634,968	-39.2%	-5.2%
Residential Mortgages--Total	$187,741,450	15.7%	N/A	$177,424,904	15.1%	$10,316,546	5.8%	0.7%	$182,663,902	16.5%	$5,077,548	2.8%	-0.8%
Total Residential-Related	$325,714,907	27.3%		$335,691,545	28.5%	-$9,976,637	-3.0%	-1.2%	$421,903,339	38.1%	-$96,188,431	-22.8%	-10.8%